FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 1998

                          WEBSTER FINANCIAL CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         0-15213             06-1187536
----------------------------         ---------------   ---------------------
(State or Other Jurisdiction           (Commission         (IRS Employer
     of Incorporation)                 File Number)      Identification No.)

                  Webster Plaza, Waterbury, Connecticut 06702
                 ----------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 753-2921
                                                         ------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5   Other Events

                  Amendment of Rights Agreement. Effective October 30, 1998, in connection with the Rights Agreement, dated as of February 5, 1996, by and between Webster Financial Corporation (the "Company") and American Stock
Transfer & Trust Company ("AST"), as successor Rights Agent (as amended on November 4, 1996, the "Rights Agreement"), the Company and AST executed Amendment No. 2 to the Rights Agreement, which is attached as an exhibit hereto, and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits

         c.  Exhibits
             --------
                     Exhibit No.             Description
                     -----------             ------------
                        1.                   Amendment No. 2 to Rights Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEBSTER FINANCIAL CORPORATION
                                           -------------------------------------
                                           (Registrant)

                                            /s/ James C. Smith
                                            ------------------------------------
                                            James C. Smith
                                            Chairman and Chief Executive Officer

Date: October 30, 1998